                                                                    Exhibit 99.1

                    CHASE MANHATTAN MARINE OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                              Settlement Date                                              8/31/2004
                                                              Determination Date                                           9/10/2004
                                                              Distribution Date                                            9/15/2004


I.    All Payments on the Contracts                                                                                      431,622.99
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                                 68,905.79
III.  Repurchased Contracts                                                                                                    0.00
IV.   Investment Earnings on Collection Account                                                                               10.83
V.    Servicer Monthly Advances                                                                                           11,373.91
VI.   Distribution from the Reserve Account                                                                                    0.00
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                                     16.22
VIII. Transfers to the Pay-Ahead Account                                                                                  (1,424.02)
IX.   Less:  Investment Earnings distributions
        (a)  To Sellers with respect to the Collection Account                                                               (10.83)
        (b)  To Sellers with respect to the Pay-Ahead Account                                                                  0.00
X.    Deposits in error                                                                                                        0.00
Total available amount in Collection Account                                                                            $510,494.89
                                                                                                              ======================


DISTRIBUTION AMOUNTS                                                                   COST PER $1000
-------------------------------------------                                         ----------------------

1.  (a) Class A-1 Note Interest Distribution                                                                  0.00
    (b) Class A-1 Note Principal Distribution                                                                 0.00
          Aggregate Class A-1 Note Distribution                                        0.00000000                               0.00

2.  (a) Class A-2 Note Interest Distribution                                                                  0.00
    (b) Class A-2 Note Principal Distribution                                                                 0.00
          Aggregate Class A-2 Note Distribution                                        0.00000000                               0.00

3.  (a) Class A-3 Note Interest Distribution                                                                  0.00
    (b) Class A-3 Note Principal Distribution                                                                 0.00
          Aggregate Class A-3 Note Distribution                                        0.00000000                               0.00

4.  (a) Class A-4 Note Interest Distribution                                                                  0.00
    (b) Class A-4 Note Principal Distribution                                                                 0.00
          Aggregate Class A-4 Note Distribution                                        0.00000000                               0.00

5.  (a) Class A-5 Note Interest Distribution                                                                  0.00
    (b) Class A-5 Note Principal Distribution                                                                 0.00
          Aggregate Class A-5 Note Distribution                                        0.00000000                               0.00

6.  (a) Class A-6 Note Interest Distribution                                                                  0.00
    (b) Class A-6 Note Principal Distribution                                                                 0.00
          Aggregate Class A-6 Note Distribution                                        0.00000000                               0.00

7.  (a) Class B Note Interest Distribution                                                                    0.00
    (b) Class B Note Principal Distribution                                                                   0.00
          Aggregate Class B Note Distribution                                          0.00000000                               0.00

8.   (a) Class C Note Interest Distribution                                                              90,266.93
     (b) Class C Note Principal Distribution                                                            348,155.61
          Aggregate Class C Note Distribution                                          25.32473425                        438,422.54

9.  Servicer Payment
     (a) Servicing Fee                                                                                    6,588.83
     (b) Reimbursement of prior Monthly Advances                                                          9,896.83
             Total Servicer Payment                                                                                        16,485.66

10. Deposits to the Reserve Account                                                                                        55,586.69

TOTAL DISTRIBUTION AMOUNT FROM COLLECTION ACCOUNT                                                                        $510,494.89
                                                                                                                   =================

RESERVE ACCOUNT DISTRIBUTIONS TO SELLERS

    (a) Amounts to the Sellers (Chase USA) from Excess Collections                                            0.00
    (b) Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                                 0.00
    (c) Distribution from the Reserve Account to the Sellers(Chase USA)                                       0.00
    (d) Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                            0.00
                 TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK)                                                     0.00
                                                                                                                   =================

PAYAHEAD ACCOUNT DISTRIBUTIONS TO SELLERS

    (a) Distribution from the Payahead Account to the Sellers(Chase USA)                                     0.00
    (b) Distribution from the Payahead Account to the Sellers(Chase Manhattan Bank)                          0.00
                 TOTAL AMOUNTS TO SELLERS(CHASE USA & CHASE MANHATTAN BANK)                                                     0.00
                                                                                                                   =================

                 INTEREST
-------------------------------------------

1. Current Interest Requirement
      (a) Class A-1 Notes    @           5.845%                                                              0.00
      (b) Class A-2 Notes    @           6.028%                                                              0.00
      (c) Class A-3 Notes    @           6.140%                                                              0.00
      (d) Class A-4 Notes    @           6.250%                                                              0.00
      (e) Class A-5 Notes    @           6.420%                                                              0.00
      (f) Class A-6 Notes    @           6.500%                                                              0.00
                   Aggregate Interest on Class A Notes                                                                         0.00
      (g) Class B Notes @                6.680%                                                                                0.00
      (h) Class C Notes @                6.850%                                                                           90,266.93

2. Remaining Interest Shortfall
      (a) Class A-1 Notes                                                                                    0.00
      (b) Class A-2 Notes                                                                                    0.00
      (c) Class A-3 Notes                                                                                    0.00
      (d) Class A-4 Notes                                                                                    0.00
      (e) Class A-5 Notes                                                                                    0.00
      (f) Class A-6 Notes                                                                                    0.00
      (g) Class B Notes                                                                                      0.00
      (h) Class C Notes                                                                                      0.00

3. Total Distribution of Interest                                             COST PER $1000
                                                                           ----------------------
      (a) Class A-1 Notes                                                       0.00000000                   0.00
      (b) Class A-2 Notes                                                       0.00000000                   0.00
      (c) Class A-3 Notes                                                       0.00000000                   0.00
      (d) Class A-4 Notes                                                       0.00000000                   0.00
      (e) Class A-5 Notes                                                       0.00000000                   0.00
      (f) Class A-6 Notes                                                       0.00000000                   0.00
                   Total Aggregate Interest on Class A Notes                                                                   0.00
      (g) Class B Notes                                                         0.00000000                                     0.00
      (h) Class C Notes                                                         5.21411607                                90,266.93

                PRINCIPAL
-------------------------------------------

                                                                              No. of Contracts
                                                                           ----------------------
1. Amount of Stated Principal Collected                                                                187,394.79
2. Amount of Principal Prepayment Collected                                         24                 133,598.54
3. Amount of Liquidated Contract                                                     4                  27,162.28
4. Amount of Repurchased Contract                                                    0                       0.00

     Total Formula Principal Distribution Amount                                                                          348,155.61

5. Principal Balance before giving effect to Principal Distribution                               Pool Factor
                                                                                                  -----------
      (a) Class A-1 Notes                                                                           0.0000000                   0.00
      (b) Class A-2 Notes                                                                           0.0000000                   0.00
      (c) Class A-3 Notes                                                                           0.0000000                   0.00
      (d) Class A-4 Notes                                                                           0.0000000                   0.00
      (e) Class A-5 Notes                                                                           0.0000000                   0.00
      (f) Class A-6 Notes                                                                           0.0000000                   0.00
      (g) Class B Notes                                                                             0.0000000                   0.00
      (h) Class C Notes                                                                             0.9134218          15,813,184.19

6. Remaining Principal Shortfall
      (a) Class A-1 Notes                                                                                                       0.00
      (b) Class A-2 Notes                                                                                                       0.00
      (c) Class A-3 Notes                                                                                                       0.00
      (d) Class A-4 Notes                                                                                                       0.00
      (e) Class A-5 Notes                                                                                                       0.00
      (f) Class A-6 Notes                                                                                                       0.00
      (g) Class B Notes                                                                                                         0.00
      (h) Class C Notes                                                                                                         0.00

7. Principal Distribution                                                         COST PER $1000
                                                                                ---------------------
      (a) Class A-1 Notes                                                            0.00000000                                 0.00
      (b) Class A-2 Notes                                                            0.00000000                                 0.00
      (c) Class A-3 Notes                                                            0.00000000                                 0.00
      (d) Class A-4 Notes                                                            0.00000000                                 0.00
      (e) Class A-5 Notes                                                            0.00000000                                 0.00
      (f) Class A-6 Notes                                                            0.00000000                                 0.00
      (g) Class B Notes                                                              0.00000000                                 0.00
      (h) Class C Notes                                                             20.11061817                           348,155.61

8. Principal Balance after giving effect to Principal Distribution                                Pool Factor
                                                                                                  -----------
      (a) Class A-1 Notes                                                                           0.0000000                   0.00
      (b) Class A-2 Notes                                                                           0.0000000                   0.00
      (c) Class A-3 Notes                                                                           0.0000000                   0.00
      (d) Class A-4 Notes                                                                           0.0000000                   0.00
      (e) Class A-5 Notes                                                                           0.0000000                   0.00
      (f) Class A-6 Notes                                                                           0.0000000                   0.00
      (g) Class B Notes                                                                             0.0000000                   0.00
      (h) Class C Notes                                                                             0.8933111          15,465,028.58

                POOL DATA
-------------------------------------------

                                                                                                   Aggregate
                                                                       No. of Contracts        Principal Balance
                                                                       ----------------        -----------------
1. Pool Stated Principal Balance as of                  8/31/2004               559              15,465,028.58

2. Delinquency Information                                                                                         % Delinquent
                                                                                                                   ------------
              (a) 31-59 Days                                                     14                  687,768.90        4.447%
              (b) 60-89 Days                                                      5                  103,347.63        0.668%
              (c) 90-119 Days                                                     2                    8,355.12        0.054%
              (d) 120 Days +                                                      0                        0.00        0.000%

3. Contracts Repossessed during the Due Period                                    0                       0.00

4. Current Repossession Inventory                                                 2                 317,900.14

5. Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                 4                  27,162.28
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                   68,905.79
                                                                                              ----------------
       Total Aggregate Net Losses for the preceding Collection Period                                                    -41,743.51

6. Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                          34,621.36

7. Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)            628                                    5,400,441.25

8. Weighted Average Contract Rate of all Outstanding Contracts                                                                8.784%

9. Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                  98.541


             TRIGGER ANALYSIS
-------------------------------------------

1. (a)  Average 60+ Delinquency Percentage                         3.662%
   (b)  Delinquency Percentage Trigger in effect ?                              YES

2. (a)  Average Net Loss Ratio                                     0.020%
   (b)  Net Loss Ratio Trigger in effect ?                                      NO
   (c)  Net Loss Ratio (using ending Pool Balance)                 0.115%

3. (a) Servicer Replacement Percentage                            -0.155%
   (b) Servicer Replacement Trigger in effect ?                                 NO


              MISCELLANEOUS
-------------------------------------------

1. Monthly Servicing Fees                                                                                                   6,588.83

2. Servicer Advances                                                                                                       11,373.91

3. (a)  Opening Balance of the Reserve Account                                                                          5,256,801.93
   (b)  Deposits to the Reserve Account                                                             55,586.69
   (c)  Investment Earnings in the Reserve Account                                                   4,209.67
   (d)  Distribution from the Reserve Account                                                            0.00
   (e)  Ending Balance of the Reserve Account                                                                           5,316,598.29

4. Specified Reserve Account Balance 5,325,240.59

5. (a)  Opening Balance in the Pay-Ahead Account                                                                            1,302.57
   (b)  Deposits to the Pay-Ahead Account from the Collection Account                                1,424.02
   (c)  Investment Earnings in the Pay-Ahead Account                                                     0.00
   (d)  Transfers from the Pay-Ahead Account to the Collection Account                                 (16.22)
   (e)  Ending Balance in the Pay-Ahead Account                                                                             2,710.37